
                             ARIEL INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2003,
                             AS UPDATED MAY 23, 2003

                                   ARIEL FUND
                             ARIEL APPRECIATION FUND
                            ARIEL PREMIER GROWTH FUND
                             ARIEL PREMIER BOND FUND

                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                        1-800-29-ARIEL (1-800-292-7435)
                            www.arielmutualfunds.com

         Ariel Fund ("Ariel Fund"), Ariel Appreciation Fund ("Appreciation
Fund"), Ariel Premier Growth Fund ("Premier Growth Fund") and Ariel Premier Bond
Fund ("Premier Bond Fund") (collectively, the "Ariel Mutual Funds" or the
"Funds") are series of Ariel Investment Trust (the "Trust").

         The Trust's audited financial statements included in the Annual Report to Shareholders for the Funds dated September 30, 2002 are expressly incorporated herein by reference and made a part of this Statement of Additional
Information. Copies of the Annual Report may be obtained free of charge by writing or calling the Funds.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT
PROVIDES INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS'
PROSPECTUSES DATED JANUARY 31, 2003 AND ANY SUPPLEMENTS THERETO, WHICH MAY BE
OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE FUNDS.

                                TABLE OF CONTENTS
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
GENERAL INFORMATION                                                          3

INVESTMENT RESTRICTIONS                                                      3

INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL FUND, ARIEL APPRECIATION
FUND AND ARIEL PREMIER GROWTH FUND                                           8

INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL PREMIER BOND FUND             10

TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION                       21

TOTAL RETURN AND DISTRIBUTION RATES                                         22

DIVIDENDS, CAPITAL GAINS AND TAXES                                          26

PURCHASING, EXCHANGING, AND REDEEMING SHARES                                28

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PRICING SHARES                                                              30

IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE ARIEL PREMIER
GROWTH FUND AND ARIEL PREMIER BOND FUND                                     31

INVESTMENT ADVISER, SUB-ADVISERS AND SERVICES ADMINISTRATOR                 32

METHOD OF DISTRIBUTION                                                      38

TRANSFER AGENT AND CUSTODIAN                                                39

PORTFOLIO TRANSACTIONS                                                      40

INDEPENDENT AUDITORS                                                        41

TRUSTEES                                                                    41

COMPENSATION SCHEDULE                                                       45

OFFICERS                                                                    45

STANDING COMMITTEES OF THE BOARD OF TRUSTEES                                46

TRUSTEES' FUND HOLDINGS                                                     47

INDEPENDENT TRUSTEES' AFFILIATIONS AND TRANSACTIONS                         47

SIGNIFICANT SHAREHOLDERS                                                    48

APPENDIX                                                                    51


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                               GENERAL INFORMATION

     The Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund and Ariel Premier Bond Fund are series of Ariel Investment Trust (f/k/a Ariel Growth
Fund), an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986 (the "Trust"). The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

     Both the Ariel Premier Growth Fund and the Ariel Premier Bond Fund currently offer two classes of shares, the Institutional Class and the Investor Class. The Institutional Class is offered primarily to institutional investors. Institutional Class shares are sold and redeemed at net asset value and are not subject to Rule 12b-1 distribution fees. The Investor Class is offered to retail investors and is sold and redeemed at net asset value, but is subject to Rule 12b-1 distribution fees.

     The Prospectuses and this Statement of Additional Information do not contain all the information in the Funds' registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions for its Funds. Fundamental investment restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting. The restrictions described as non-fundamental, which apply to the Ariel Premier Growth Fund and the Ariel Premier Bond Fund, may be changed without shareholder approval.

ARIEL FUND AND ARIEL APPRECIATION FUND

     The Ariel Fund and Ariel Appreciation Fund have adopted the following FUNDAMENTAL investment restrictions; neither Fund may:


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     (1) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     (2) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

     (3) Purchase more than 10% of the outstanding voting securities of any issuer.

     (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements - Loans of Portfolio Securities.")

     (5) Underwrite the securities of other issuers.

     (6) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 5% of the Appreciation Fund's total assets or 10% of the Ariel Fund's total assets would be so invested.

     (7) Purchase from or sell to any of the Fund's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     (8) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

     (9) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

     (10) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

     (11) Purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

     (12) Invest for the purpose of exercising control or management of another issuer.


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     (13) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

     (14) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     (15) Purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (16) Purchase the securities of companies which have a record of less than three years' continuous operation if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of such issuer.

     (17) Engage in arbitrage transactions. Restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

ARIEL PREMIER GROWTH FUND

     The Ariel Premier Growth Fund has adopted the following FUNDAMENTAL investment restrictions. The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     (2) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in any one industry.

     (3) Purchase more than 10% of the outstanding voting securities of any issuer.

     (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements - Loans of Portfolio Securities.")

     (5) Underwrite the securities of other issuers.

     (6) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling

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portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

     (7) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

     (8) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

     In addition to the foregoing restrictions, the Ariel Premier Growth Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval. The Fund may not:

     (1) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 15% of the Fund's net assets would be so invested.

     (2) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

     (3) Invest for the purpose of exercising control or management of another issuer.

ARIEL PREMIER BOND FUND

     The Ariel Premier Bond Fund has adopted the following FUNDAMENTAL investment restrictions. The Fund may not:

     (1) Commodities. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

     (2) Real Estate. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

     (3) Diversification of Fund Investments.

          (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are not subject to this limitation.

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          (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

     (4) Industry Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

     (5) Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

     (6) Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

     (7) Lending Money or Securities. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund's net assets to then be subject to such loans.

     (8) Officer and Trustees. The Fund may not purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     In addition to the foregoing restrictions, the Ariel Premier Bond Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval. The Fund may not:

     (1) Margin. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

     (2) Borrowing. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

     (3) Futures. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund's total assets.

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     (4) Illiquid Securities. The Fund may not purchase illiquid securities
(including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

     (5) Ownership of Portfolio Securities by Officers and Directors. The Fund may not purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

     (6) Lending portfolio securities. The Fund may not loan portfolio securities.

     (7) Oil and Gas Programs. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     (8) Investment Companies. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (9) Unseasoned Issuers. The Fund may not purchase the securities of companies which, together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in securities of such companies. U.S. Government Securities and issuers of asset-backed securities are not subject to this limitation.

NAME POLICY

     Under normal market conditions, the Ariel Premier Bond Fund will invest at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed income securities for which a ready market exists.

     The Fund will mail to its shareholders a notice at least sixty (60) days before changing its name or the above policy.

            INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL FUND, ARIEL
                APPRECIATION FUND AND ARIEL PREMIER GROWTH FUND

     Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Stock Fund (Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund) will normally invest its assets in equity securities. Such securities will include common stocks, convertible debt securities and preferred stocks. On occasion, however, the Funds may invest in debt obligations or fixed-income obligations, such as money market instruments. Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks.

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THE FUNDS MAY LEND THEIR PORTFOLIO SECURITIES

     Securities of a Fund may be loaned to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. A Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets.

     The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

     Securities loans would be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that Ariel Capital Management, Inc. (the "Adviser") and, if applicable, the sub-adviser to the Ariel Premier Bond Fund, Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Fixed Income") and the sub-adviser to the Ariel Premier Growth Fund, Lincoln Equity Management, LLC ("Lincoln Equity", and together with Lincoln Fixed Income, collectively, the "Sub-Advisers") deem creditworthy and only on such terms as the Adviser and, if applicable, Sub-Advisers, believe should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

REPURCHASE AGREEMENTS

     A Fund may purchase securities subject to repurchase agreements. Repurchase agreements are transactions in which a person purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 5% of a Fund's assets. Repurchase agreements are short-term money market investments, designed to generate current income.

     A Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser and, if applicable, the Sub-Advisers.

     A Fund will only engage in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller's obligation to repurchase the underlying security

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and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

DEBT OBLIGATIONS

     Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser's and, if applicable, the Sub-Advisers' evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations which at the date of investment are rated within the four highest grades established by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa), by Standard & Poor's Corporation (AAA, AA, A, or BBB), or by Fitch IBCA, Duff & Phelps (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser and, if applicable, the Sub-Advisers (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's, F2 or better by Fitch IBCA, Duff & Phelps or, if not rated, is of comparable quality as determined by the Adviser and, if applicable, the Sub-Advisers; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. In the event any debt obligation held by a Stock Fund is downgraded below the lowest permissible grade, the Stock Fund is not required to sell the security, but the Adviser and, if applicable, the Sub-Advisers, will consider the downgrade in determining whether to hold the security. In any event, a Stock Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Stock Fund's net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

         INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL PREMIER BOND FUND

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN

     The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

DURATION

     Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is

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also a way to measure the interest-rate sensitivity of the Fund's portfolio. The duration of the Fund is calculated by averaging the durations of the bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the Fund's duration, the greater the appreciation or depreciation of the Fund's assets will be when interest rates change. In its attempt to maximize total return, Lincoln Fixed Income intends to vary the duration of the Fund, as described below, depending on its outlook for interest rates.

INVESTMENT PROCESS

     The Fund's average duration will be longer when Lincoln Fixed Income believes that interest rates will fall and shorter when it believes interest rates will rise.

INTEREST RATE DECISIONS

     Lincoln Fixed Income seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when Lincoln Fixed Income believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lincoln Fixed Income's conviction, the further the Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately four to five years. The Fund's duration will normally range from four to six years. It is expected that only on rare occasions will the Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

         The Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of Lincoln Fixed Income. Changes in the Fund's duration are based on a disciplined evaluation of three factors:

          (a) Economic activity and capacity for growth;

          (b) U.S. Government monetary policy; and

          (c) Expectations for inflation.

     The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

     Once the Fund's specific duration position has been established, remaining decisions (i.e. yield curve structure, sector emphasis and issue selections), are made and implemented by Lincoln Fixed Income's portfolio team. These decisions are based on Lincoln Fixed Income's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). Lincoln Fixed Income's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to

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create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

SECTOR EMPHASIS AND SECURITY SELECTION

     Sector and security selection decisions are based on Lincoln Fixed Income's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, Lincoln Fixed Income maintains extensive yield spread data banks and has direct computer access to extensive historical yield spread data and specific issuer data.

     Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee at Lincoln Fixed Income reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities and by comparing judgments among outside sources to internal credit judgments, Lincoln Fixed Income believes that credit risk can be managed and reduced. It is unlikely that Lincoln Fixed Income will seek to enhance the Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

FUND INVESTMENTS

     IN GENERAL. The Fund may invest in fixed-income securities which are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Fund may also invest in other investment grade fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

     All of the debt securities in which the Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB) or Fitch IBCA, Duff & Phelps (AAA, AA, A, or BBB), or that are not rated by Moody's, S&P or Fitch IBCA, Duff & Phelps but deemed to be of comparable quality by Lincoln Capital. At the time of investment, at least 80% of the Fund's net assets will be invested in U.S. Government Securities and A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the net assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not usually required to automatically sell the issue, but Lincoln Fixed Income will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, Lincoln Fixed Income will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. Please also see the discussion entitled "Debt Obligations" on page 10 of this Statement of Additional Information for more information.

     The value of the shares issued by the Fund is not guaranteed and will fluctuate with changes in the value of the Fund's portfolio. Generally when prevailing interest rates rise, the value of the Fund`s portfolio is likely to decline and when prevailing interest rates decline, the value of the Fund's portfolio is likely to rise.

U.S. GOVERNMENT SECURITIES

     There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

     The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

CORPORATE BONDS

     The Fund will normally invest in corporate issues that are rated A or better by Moody's, S&P or Fitch IBCA, Duff & Phelps, or which are not rated by Moody's, S&P or Fitch IBCA, Duff & Phelps but are deemed by Lincoln Fixed Income to be of comparable quality.

     The Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments.

YANKEE BONDS

     Some of the debt securities in which the Fund may invest are known as "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, currency fluctuations may adversely affect the ability of the borrower to repay the debt and may increase the possibility of default. In addition, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Lincoln Fixed Income will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Fund does not intend to invest in securities of foreign issuers.

LOANS OF PORTFOLIO SECURITIES

     The fundamental investment restrictions provide that the Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Fund will not lend securities if such a loan would cause more than one-third of the total value of its net assets to then be subject to such loans. However, as a matter of non-fundamental policy, the Fund does not currently intend to make such loans. This policy may be changed by the Board of Trustees should they determine that such loans would benefit the Fund.

REPURCHASE AGREEMENTS

     The Fund may purchase securities subject to repurchase agreements which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year.

     The Fund will engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by Lincoln Fixed Income. In addition, the Fund will engage in repurchase agreements reasonably designed to fully secure the seller's obligation, during the term of the agreement, to repurchase the underlying security and the Fund will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

MORTGAGE DOLLAR ROLLS

     The Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which the Fund enters into a dollar roll transaction is not obliged to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

     The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940, described below, will not apply to such transactions.

     The Fund may be released from its obligations under a dollar roll agreement by selling its position to another party at any time prior to the settlement date. The Fund may realize a gain or loss on such a sale. If the Fund realizes a gain, it will not be able to collect its profit until the original settlement date of the agreement. Because dollar roll transactions may be for terms ranging between one and six months, the amount of any such gain may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

     The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Mortgage-related securities (often referred to as "mortgage-backed" securities) are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, and other types of mortgage-related securities.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund currently does not intend to purchase pass-through securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes called tranches, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs can provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity tranche. Investors holding the longer maturity tranches receive principal only after the first tranche has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. The Fund's investments are limited to Planned Amortization Class and sequential issues.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple tranches having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     ADDITIONAL RISKS. Investments by the Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involve other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

OTHER ASSET-BACKED SECURITIES

     The Fund may invest in securities that are backed by a diversified pool of assets other than mortgages such as trade, credit card and automobile receivables. Asset-backed securities are generally issued by special purpose entities in the form of debt instruments. The characteristics and risks of automobile and credit card receivables are described below.

     AUTOMOBILE RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related to such contracts ("Automobile

Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk than mortgage-related securities.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody of the Automobile Contract. In such circumstances, if the servicer of the Automobile Contracts were to sell the Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in a motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, is usually not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities. Investment grade Automobile Receivable Securities are typically over-collateralized and have other forms of credit enhancement to mitigate these risks.

     CREDIT CARD RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities backed by a diversified pool of receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most Credit Card Receivable Securities provide for a fixed period during which only interest payments are paid to the security holder. Principal payments received on underlying Accounts are used to purchase additional assets. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to make principal and interest payments on Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payments rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset backed securities, Accounts are unsecured obligations of the cardholder.

     ADDITIONAL RISKS. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

     The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Fund, generally have no recourse against the originator of the loans. The Fund, as a holder of these securities, may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued basis. When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. The Fund will maintain, with its Custodian, an account with a designated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Fund will generally earn income on assets deposited in the designated account. No payment or delivery is made by the Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

BORROWING

     The Fund may not borrow money to purchase securities. The Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Fund's total assets (including the amounts borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

ILLIQUID SECURITIES

     The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

INVESTMENT DIVERSIFICATION AND CONCENTRATION

     As to seventy-five percent of its total assets, the Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets at the time of purchase. The remaining 25% of the Fund's total assets are not so limited which allows Lincoln Fixed Income to invest more than 5% of the Fund's total assets in a single issuer. In the event that Lincoln Fixed Income chooses to make such an investment, it may expose the Fund to greater risk. However, Lincoln Fixed Income does not intend to (i) make any investment in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Fund's total assets, or (ii) make any investment in a single issuer of asset-backed securities if at that time, such issuer would represent more than 10% of the Fund's total assets.

     The Fund will not purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in any one industry.

              TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION

     The Funds may advertise total returns and, in addition, the Ariel Premier Bond Fund may advertise yield, both of which are based on historical results and are not intended to indicate future performance.

     TOTAL RETURN. A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about each Fund's performance is contained in the Annual Report to Shareholders, which may be obtained from the Funds without charge.

     YIELD. Quotations of yield for the Bond Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     The Funds also may provide current distribution information to their shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Funds will be based on distributions for a specified period (I.E., total dividends from net investment income), divided by the net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that period.

     From time to time information is provided about the performance of the Funds including, but not limited to, comparative performance data and rankings as well as other measures of performance. This information may include comparisons to other investments and unmanaged market indices or averages. Such information may be taken from organizations such as Lipper Analytical Services and Morningstar as well as other business and financial organizations.

                       TOTAL RETURN AND DISTRIBUTION RATES

     TOTAL RETURN

     The Funds may advertise performance for 1-, 5- and 10-year periods, or for such lesser periods as each of the Funds has been in existence. Total return may be advertised for other periods, such as by quarter, or cumulatively for more than one year. Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and is not intended and should not be considered to be an indication of future return.

     "Average annual total return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compound rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

     P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = the number of years from initial investment to the end of the period

     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion)

     This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

     "Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)(n) = ATV(D)

     P = hypothetical initial payment of $1,000

     T = average annual total return (after taxes on distributions)

     n = number of years

     ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

     "Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares. Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)(n) = ATV(DR)

     P = hypothetical initial payment of $1,000

     T = average annual total return (after taxes on distributions and redemption)

     n = number of years

     ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

     The returns for each of the Funds' shares for the periods indicated are as follows:

ARIEL FUND


                                                                                          SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2002)                  1 YEAR  5 YEARS   10 YEARS  INCEPTION*
------------------------------------------                  ------  -------   --------  ----------
Return Before Taxes                                          6.62%    8.34%    12.50%     13.33%
Return After Taxes on Distributions                          6.06%    5.26%     9.46%     11.11%
Return After Taxes on Distributions and Sale of
Fund Shares                                                  4.24%    5.67%     9.17%     10.65%

*November 6, 1986

ARIEL APPRECIATION FUND


                                                                                          SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2002)                  1 YEAR  5 YEARS   10 YEARS  INCEPTION*
------------------------------------------                  ------  -------   --------  ----------
Return Before Taxes                                         -0.73%    7.59%    12.20%     11.89%
Return After Taxes on Distributions                         -1.24%    5.17%    10.19%     10.24%
Return After Taxes on Distributions and Sale of
Fund Shares                                                 -0.07%    5.41%     9.59%      9.62%

*December 1, 1989

ARIEL PREMIER BOND FUND - INSTITUTIONAL CLASS

                                                                                          SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2002)                  1 YEAR  3 YEARS   5 YEARS  INCEPTION*
------------------------------------------                  ------  -------   --------  ----------
Return Before Taxes                                          8.08%    8.52%    7.03%      6.90%
Return After Taxes on Distributions                          5.74%     N/A     4.24%      4.52%
Return After Taxes on Distributions and Sale of
Fund Shares                                                  4.65%     N/A     4.09%      4.32%

*October 1, 1995

ARIEL PREMIER BOND FUND - INVESTOR CLASS

                                                                                          SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2002)                  1 YEAR  3 YEARS   5 YEARS  INCEPTION*
------------------------------------------                  ------  -------   -------  ----------

Return Before Taxes                                          7.56%    8.06%    6.61%      6.87%
Return After Taxes on Distributions                          4.98%     N/A     4.18%      4.43%
Return After Taxes on Distributions and Sale of
Fund Shares                                                  3.94%     N/A     4.00%      4.22%

*February 1, 1997

ARIEL PREMIER GROWTH FUND - INSTITUTIONAL CLASS


                                                                      SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2002)                          INCEPTION*
------------------------------------------                          ----------
Return Before Taxes                                                  -30.80%
Return After Taxes on Distributions                                     N/A
Return After Taxes on Distributions and Sale of Fund Shares             N/A

*February 1, 2002

ARIEL PREMIER GROWTH FUND - INVESTOR CLASS


                                                                      SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2002)                          INCEPTION*
------------------------------------------                          ----------
Return Before Taxes                                                  -31.00%
Return After Taxes on Distributions                                     N/A
Return After Taxes on Distributions and Sale of Fund Shares             N/A

*February 1, 2002

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

     The Ariel Premier Growth Fund does not show returns after taxes because the Fund has been in existence for less than one year.

YIELD

     The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                     6
     Yield = 2 [({a-b} OVER {cd} + 1)  - 1]

Where:   a    =   dividends and interest earned during the period
         b    =   expenses accrued for the period (net of reimbursement)
         c    =   the average daily number of shares  outstanding
                  during the period that were entitled to receive dividends
         d    =   the maximum offering price per share on the last day of
                  the period

     Based upon the 30-day period ended September 30, 2002 the yield for the Bond Fund's Institutional Class of shares was 3.00% and 2.60% for the Investor Class of shares.

NONSTANDARDIZED TOTAL RETURN

     The Funds may provide the above described standard return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Funds' operations. In addition, the Funds may provide nonstandardized return results for differing periods, such as for the most recent six months. Such nonstandardized return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

     The distribution rate is calculated by dividing income dividends per share for a stated period by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Bond Fund even though such option income is not considered investment income under generally accepted accounting principles. For the year ended September 30, 2002, the historical distribution rate with respect to the Bond Fund's Institutional Class Shares was 4.96% and for the Investor Class was 4.58%.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     Annualized current distribution rates are computed by multiplying income dividends per share for a specified quarter by four and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Bond Fund's Institutional Class shares for the quarter ended September 30, 2002 was 3.38% and for the Investor Class was 2.98%.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

     The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

     The Trust intends to operate each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986 (the "Act").

     Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

DIVIDEND AND DISTRIBUTION PAYMENT OPTIONS

     Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value, unless you elect to have the dividends of $10 or more paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAXES ON DISTRIBUTIONS

     Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds' income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

"BUYING A DIVIDEND"

     At the time of purchase, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES

     If you sell your shares or exchange them for shares of another fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold or exchanged. However, the Trust believes that an exchange between classes of the same fund is non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

     The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

     In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund's identifying CUSIP number.

     Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

                  PURCHASING, EXCHANGING, AND REDEEMING SHARES

     This information supplements the discussion in the Funds' Prospectuses under the heading, "Managing Your Ariel Account." Shares of the Funds may be purchased directly from the Ariel Mutual Funds or through certain financial institutions, brokers or dealers that have a sales agreement with Ariel Distributors, Inc. ("Qualified Dealer"). Shares purchased through a Qualified Dealer may be subject to administrative charges or transaction fees.

PURCHASING THROUGH RETIREMENT PLANS

     Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

     You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax advisory to determine which options are best suited to your needs. The Adviser may determine from time to time to waive the annual fee for IRA accounts.

- Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

- Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

- Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

- Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

- Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

- 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

WHEN YOUR ACCOUNT WILL BE CREDITED

     Certain financial institutions or broker-dealers or their respective designees which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

OTHER INFORMATION ABOUT PURCHASING SHARES

     Although there is no sales charge imposed by the Funds when you purchase shares directly, certain Qualified Dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

OTHER INFORMATION ABOUT EXCHANGING SHARES

     All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

     You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

TELEPHONE TRANSACTIONS

     During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

SPECIAL SERVICES AND CHARGES

     The Funds pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

     If you are purchasing shares of a Fund through a program of services offered by a Qualified Dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

     SYSTEMATIC CHECK REDEMPTIONS. If you maintain an account with a balance of $25,000 or more, you may have regular monthly or quarterly redemption checks for a fixed amount sent to you simply by sending a letter with all the information, including the Fund name, your account number, the dollar amount ($100 minimum) and when you want the checks mailed to your address on the account. If you would like checks regularly mailed to another person or place, the signature on your letter must be guaranteed.

OTHER INFORMATION ABOUT REDEMPTIONS

     If you redeem shares through Qualified Dealers or other financial institutions, you may be charged a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.

                                 PRICING SHARES

NET ASSET VALUE

     The net asset value per share of a Fund, the price at which the Fund's shares are purchased and redeemed, is determined every business day as of the close of the New York Stock Exchange (generally 3:00 p.m. Central time), and at such other times as may be necessary or appropriate. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share is computed by dividing the value of a Fund's total assets, less its liabilities, by the total number of shares outstanding. The Funds' securities are valued as follows: Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded, and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor (as herein defined) will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computer after such acceptance. Such order may be transmitted to the Ariel Funds or their agents several hours after the time of the acceptance and pricing.

          IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE ARIEL
                PREMIER GROWTH FUND AND ARIEL PREMIER BOND FUND

     Shares of the Funds are continuously offered at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Funds are described in the Prospectus. In addition, Institutional Class shares of both the Ariel Premier Growth Fund and Ariel Premier Bond Fund may be purchased using securities, so long as the securities delivered to either Fund meet the investment objective and policies of the respective Fund, including its investment restrictions, and are otherwise acceptable to the Sub-Advisers, which each reserve the right to reject all or any part of the securities offered in exchange for shares of their respective Fund. Among other things, the Sub-Advisers will consider the following criteria in determining whether to accept securities for "in-kind" purchase of their respective Fund's shares:

     (1) The securities offered by the investor in exchange for shares of either Fund must be readily marketable and must not be in any way restricted as to resale or otherwise be illiquid.

     (2) The securities must have a value which is readily ascertainable in accordance with the procedures used by either Fund to value its portfolio securities.

     Both Funds believe that this ability to purchase Institutional Class shares of either Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to either Fund may include the ability to acquire desirable securities at a lower transaction cost.

     An investor who wishes to make an "in-kind" purchase must furnish in writing to the appropriate Fund a list with a full and exact description of all of the securities which the investor proposes to deliver. The Fund will advise the investor as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in the proper form for transfer, with the necessary forms to the proper Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. (See the section entitled "Net Asset Value" in the Prospectus.) The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor.

     The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss to the investor for Federal income tax purposes. Each investor should consult a tax adviser to determine the tax consequences under Federal and state law of making such an "in-kind" purchase.

           INVESTMENT ADVISER, SUB-ADVISERS AND SERVICES ADMINISTRATOR

INVESTMENT ADVISER

     Ariel Capital Management, Inc. (the "Adviser"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, which is controlled by John W. Rogers, Jr., acts as investment adviser and services administrator under management agreements with the Trust ("Management Agreement") for each of the Funds.

     Management Agreements between the Trust and the Adviser for each of the equity funds and the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser for the Bond Fund will all remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of parties to the Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. Any Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; it automatically terminates in the event of its assignment.

     Pursuant to the Management Agreement for the Ariel Fund and Ariel Appreciation Fund, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund's investment objectives and policies stated above, subject to the direction and control of the Board of Trustees. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space, administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds' day-to-day management and administration.

     The Management Agreement for the Ariel Premier Growth Fund is similar to the Management Agreement for the Ariel Fund and Ariel Appreciation Fund.

     The Adviser is paid for its investment and administration services for the Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2002, the fee was 0.63% of average daily net assets.

     The Adviser is paid for its investment and administration services for the Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2002, the fee was 0.72% of average daily net assets.

     The Adviser is paid for its investment adviser services for both classes of the Ariel Premier Growth Fund at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion. For the period February 1, 2002 (date of inception) to September 30, 2002, the fee was 0.60% of average daily net assets.

     Fees paid to the Adviser under the Management Agreements for the fiscal years ended September 30, 2000, 2001 and 2002 were $1,352,314, $2,165,208 and
$5,446,864, respectively, for the Ariel Fund and $2,280,148, $3,264,872 and $7,851,870, respectively, for the Ariel Appreciation Fund. Fees paid to the adviser under the Management Agreement for the Premier Growth Fund for the period February 1, 2002 (date of inception) to September 30, 2002 were $45,423. Except for the Ariel Premier Growth Fund, no reimbursements were made by the Adviser in any of the specified fiscal years. For the Ariel Premier Growth Fund, for the period February 1, 2002 (date of inception) to September 30, 2002, the Adviser reimbursed the Premier Growth Fund, Institutional Class and Premier Growth Fund, Investor Class, $83,489.82 and $108,452.72, respectively.

     The Ariel Stock Funds (Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund) pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that: (1) with respect to each of the Ariel Fund and Ariel Appreciation Fund, the Adviser must reimburse either Fund if its annual expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items) exceed 1.50% of the first $30 million of each Fund's average daily net assets and 1% of such assets in excess of $30 million; (2) with respect to the Ariel Premier Growth Fund - Investor Class, the Adviser must reimburse the Fund if its annual expenses (excluding brokerage, taxes, interest and extraordinary items) exceed 1.25% of the average daily net assets of the Investor Class shares; and
(3) with respect to the Ariel Premier Growth Fund - Institutional Class, the Adviser must reimburse the Fund if its annual expenses (excluding brokerage, taxes, interest and extraordinary items) exceed 0.65% of the average daily net assets of the Institutional Class shares. In addition, the Adviser has agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund - Investor Class at 1.15% until September 30, 2004.

     Under the Investment Advisory Agreement for the Bond Fund, the Adviser performs or supervises the investment and reinvestment of the assets of the Bond Fund and is responsible for certain management services that are necessary or desirable to the operation of the Bond Fund. The Adviser may delegate its investment management responsibilities to a sub-adviser selected by the Adviser and approved in accordance with the Investment Company Act of 1940. The management services provided by the Adviser consist of maintaining the Bond Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of the Bond Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of the Bond Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement. For the services under the Investment Advisory Agreement, the Adviser is paid at the annual rate of 0.43% of average daily net assets less than $500 million; 0.41% of average daily net assets of $500 million or more but less than $1 billion; 0.39% of average daily net assets of $1 billion or more but less than $1.5 billion; 0.37% of average daily net assets of $1.5 billion or more but less than $2 billion; and 0.35% of average daily net assets of $2 billion or more.

     The Adviser also performs services for the Bond Fund under the Administrative Services Agreement as described in the Prospectus. For the services under the Administrative Services Agreement, the Bond Fund - Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rate of 0.10%. For these services, the Bond Fund - Investor Class pays a fee based on the average daily net assets of the Investor Class at the annual rate of 0.25% if such net assets are less than $1 billion; 0.225% if such net assets are at least $1 billion, but less than $2 billion and 0.20% if such net assets are at least $2 billion or more. Fees paid to the Adviser for the fiscal years ended September 30, 2000, 2001 and 2002 were $578,576, $677,162 and $698,039, respectively, under the Advisory Agreement and $169,313, $201,032 and $218,350, respectively, under the Administrative Services Agreement.

SUB-ADVISERS

     Lincoln Capital Management Company ("Lincoln Capital"), 200 South Wacker Drive, Chicago, IL 60606, was the former sub-adviser of both the Ariel Premier Growth Fund and Ariel Premier Bond Fund. Effective as of the close of regular trading on January 31, 2003, Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Fixed Income"), 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, succeeded Lincoln Capital as investment sub-adviser for the Ariel Premier Bond Fund. Effective February 1, 2003, Lincoln Equity Management, LLC ("Lincoln Equity" and together with Lincoln Fixed Income, collectively the "Sub-Advisers"), 200 South Wacker Drive, Suite 2000, Chicago, IL 60606, succeeded Lincoln Capital as investment sub-adviser for the Ariel Premier Growth Fund. Under separate Subadvisory Agreements with the Adviser, Lincoln Equity manages the day-to-day investment operations for the Premier Growth Fund and Lincoln Fixed Income manages the day-to-day investment operations for the Premier Bond Fund, respectively. Neither the Premier Growth Fund nor the Premier Bond Fund pays any fees directly to the Sub-Advisers.

     Lincoln Equity is paid by the Adviser (not the Fund) for its services as sub-adviser for both classes of the Ariel Premier Growth Fund at the annual rate of 0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets; 0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% for the remainder of the average daily net assets. However, no fee shall be due or payable to Lincoln Equity in respect to any day in which the net assets are less than $50 million. For the period February 1, 2002 (date of inception) through September 30, 2002, Lincoln Capital earned no fee as sub-adviser due to the level of net assets.

     Lincoln Fixed Income is paid by the Adviser (not the Fund) for its services as sub-adviser for both classes of the Ariel Premier Bond Fund at the annual rate of 0.30% of the first $50 million of average daily net assets; 0.20% for the next $50 million of average daily net assets; 0.15% for the next $150 million of average daily net assets; and 0.10% for the average daily net assets over $250 million. For the fiscal year ended September 30, 2002, Lincoln Capital was paid by the Adviser $375,528.12 for the Institutional class and $23,256.86 for the Investor class.

     For the Premier Growth Fund, the Adviser and Lincoln Capital had entered into an agreement that required Lincoln Capital to pay the Adviser one million dollars if, before the date that the total net assets of the Ariel Premier Growth Fund are at least one billion dollars, there is a change in ownership of Lincoln Capital of at least twenty-five percent in any period of twelve consecutive months or more than fifty percent in any period of thirty-six consecutive months. In addition, if any change in Lincoln Capital's ownership requires a fund shareholder meeting, and vote for Lincoln Capital to continue acting as sub-adviser, Lincoln Capital will pay all costs incurred in respect to such shareholder meeting and vote. As part of the transactions discussed above whereby Lincoln Equity succeeded Lincoln Capital, David Fowler, a Member of Lincoln Equity, has agreed to assume the obligation of Lincoln Capital to make the one million dollar payment on demand.

CODES OF ETHICS

     The Adviser and Sub-Advisers have adopted Codes of Ethics which regulate the personal securities transactions of the Adviser's and the Sub-Advisers' investment personnel and other employees and affiliates with access to information regarding securities transactions of the Funds. Each Code of Ethics requires investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to each respective firm's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the appropriate Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities
(i) for which any Fund has a pending buy or sell order, (ii) which any Fund is considering buying or selling, or (iii) which any Fund purchased or sold within seven calendar days. Investment personnel and employees of the Sub-Advisers are prohibited from buying any securities which are used or are designated for possible use for the Sub-Advisers' client accounts.

     The Adviser has entered into an agreement with UMB Financial Services, Inc. ("UMB") under which UMB provides certain administrative services to the Funds. Under the direction and supervision of the Adviser, UMB performs fund administration services and prepares reports for the Board of Trustees. For its services, UMB receives from the Adviser 0.045% of the average net assets of the Funds. UMB does not receive any compensation from the Funds.

APPROVAL OF THE ADVISORY AND SUBADVISORY AGREEMENTS

         The Board of Trustees is scheduled to meet four times a year. The Trustees, including the independent Trustees, believe that matters bearing on the Advisory and Subadvisory Agreements are considered at most, if not all, of their meetings. The independent Trustees are advised by independent legal counsel selected by the independent Trustees. The Trustees, including the independent Trustees, regularly review, among other issues:

     (i) arrangements in respect of the distribution of the Ariel Funds' shares,

     (ii) the allocation of the Ariel Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay the Ariel Funds' expenses and to pay for research and other similar services,

     (iii) the Adviser's management of the relationships with the Ariel Funds' third party providers, including custodian and transfer agents,

     (iv) the resources devoted to and the record of compliance with the Ariel Funds' investment policies and restrictions and with policies on personal securities transactions, and

     (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

     In November 2002, the Trustees, including a majority of the independent Trustees voting in person, approved the continuation of the existing Advisory and Subadvisory Agreements for each of the Ariel Funds without any material changes. In considering the Advisory and Subadvisory Agreements, the Board of Trustees, including the independent Trustees, did not identify any single factor as all-important or controlling.

     During the November 2002 Board of Trustees meeting, the Trustees conducted an in-depth review of the comparative fund data provided to them by the Adviser and Lincoln Capital, as well as profitability of the Adviser and Lincoln Capital with respect to the Funds. The Trustees paid substantial attention to the comparative performance and expense information for the relevant peer group that each fund is classified in, and the Trustee discussed the value of such information.

     The Trustees considered the reasonableness of the fees under both the Advisory and Subadvisory Agreements. They also reviewed the nature and quality of the investment advisory and administrative services provided under the agreements in relation to the fees. The Trustees reviewed the Adviser's and Lincoln Capital's costs and profits in providing the services.

     Lincoln Capital announced in December 2002 that its fixed income group was being acquired by Lehman Brothers Holding Inc., a Delaware corporation ("Lehman"). The fixed income group now operates as Lincoln Fixed Income, a Delaware limited liability company and a wholly owned subsidiary of Lehman. Lincoln Equity, a Delaware limited liability company, is the successor to Lincoln Capital's equity group. Lincoln Equity is controlled by the current members of Lincoln Capital's equity group and is not affiliated with Lehman or with Lincoln Fixed Income.

     The proposed transactions that resulted from Lincoln Capital's announcement in December 2002 of the acquisition by Lehman (i.e., the creation of Lincoln Fixed Income and Lincoln Equity) closed effective (i) as of the end of the trading day on January 31, 2003 for the Premier Bond Fund and (ii) February 1, 2003 for the Premier Growth Fund. Because the previous Subadvisory Agreements for both the Bond Fund and the Growth Fund between the Adviser and Lincoln Capital terminated automatically upon the acquisition of Lincoln Fixed Income by Lehman and the creation of Lincoln Equity, the Board of Trustees of the Trust considered new interim subadvisory contract arrangements with Lincoln Fixed Income and with Lincoln Equity, respectively.

     At a special meeting of the Board of Trustees on January 16, 2003, the Trustees, including a majority of the independent Trustees voting in person, approved the Interim Subadvisory Agreements for each of the Ariel Premier Bond Fund and Ariel Premier Growth Fund. The Interim Subadvisory Agreement with Lincoln Fixed Income began as of the close of trading on January 31, 2003 and was effective for no longer than 150 days after that date. The Interim Subadvisory Agreement with Lincoln Equity began February 1, 2003 and was effective for no longer than 150 days after that date. The Interim Subadvisory Agreements contained substantially the same terms and conditions as the previous Subadvisory Agreements, but also contained certain findings and additional terms required under the rules of the Investment Company Act of 1940 and provided for fees to be held in escrow pending shareholder approval. In considering the Interim Subadvisory Agreements, the Board of Trustees, including the independent Trustees, did not identify any single factor as all-important or controlling.

     During the January 2003 special meeting, the Trustees conducted an in-depth review of each of Lincoln Fixed Income, Lehman and Lincoln Equity, reviewing each entity's personnel, organization structure, financial information and investment capabilities. In addition, the Trustees noted that the Interim Subadvisory Agreements did not contain any new terms, economic or otherwise, and were similar to the prior Subadvisory Agreements approved at the November 2002 meeting. The Trustees made no determination regarding a future course of action for the Premier Growth Fund and Premier Bond Fund after the expiration of both Interim Subadvisory Agreements.

     Due to the 150 day limitation on interim subadvisory agreements under the 1940 Act, the Board of Trustees of the Trust was asked to consider final subadvisory contract arrangements with Lincoln Fixed Income and Lincoln Equity, respectively. Each Final Subadvisory Agreement would begin after approval of the shareholders of the Premier Bond Fund and Premier Growth Fund, respectively. The Final Subadvisory Agreements contain substantially the same terms and conditions as the previous Subadvisory Agreements.

     At a meeting of the Board of Trustees on March 3, 2003, the Trustees, including a majority of the independent Trustees voting in person, approved the Final Subadvisory Agreements for each of the Ariel Premier Bond Fund and Ariel Premier Growth Fund. A special meeting of the shareholders of the Premier Bond Fund and Premier Growth Fund was called for May 20, 2003 to consider the approval of each of the Final Subadvisory Agreements. A proxy statement and information statement explained the Final Subadvisory Agreements in more detail. In considering the Final Subadvisory Agreements, the Board of Trustees, including the independent Trustees, did not identify any single factor as all-important or controlling.

     During the March 2003 meeting, the Trustees reviewed their findings and determinations regarding each of Lincoln Fixed Income and Lincoln Equity, including each entity's personnel, organization structure, financial information and investment capabilities. The Trustees reviewed updated information on Lincoln Fixed Income and Lincoln Equity, including the initial month of operations for both Sub-Advisers. In addition, the Trustees noted that the Final Subadvisory Agreements did not contain any new terms, economic or otherwise, and were similar to the prior Subadvisory Agreements approved at the November 2002 meeting.

     The Final Subadvisory Agreement for the Bond Fund and the Final Subadvisory Agreement for the Growth Fund were both approved at the special meeting of shareholders on May 20, 2003 and became effective on that date.

                             METHOD OF DISTRIBUTION

     Ariel Distributors, Inc., a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting

Agreement, Ariel Distributors receives a fee at the annual rate of 0.25% of each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class' average daily net assets for its distribution services and for assuming certain marketing expenses. There is no 0.25% fee for the Institutional Classes of Ariel Premier Growth Fund and Ariel Premier Bond Fund. Ariel Distributors is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

     The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Funds (the "Distribution Plan"). Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class' average daily net assets in connection with the distribution of the Fund's shares.

     During the fiscal year ended September 30, 2002, the Ariel Fund and Ariel Appreciation Fund paid Distribution Plan expenses of $2,165,724 and $2,731,489, respectively, to the principal underwriter. Of the total amounts paid $3,822,307 was used to pay broker-dealers for their distribution and maintenance services and $1,074,906 was used for advertising, shareholder account maintenance, printing and related costs. For the period February 1, 2002 (date of inception) through September 30, 2002, the Ariel Premier Growth Fund - Investor Class paid Distribution Plan expenses of $11,677 to the principal underwriter. Of this amount, $5,563 was used to pay broker-dealers for their distribution and maintenance services and $6,114 was used for advertising, shareholder account maintenance, printing and related costs.

     During the last fiscal year ended September 30, 2002, the Premier Bond Fund
- Investor Class paid Distribution Plan expenses of $31,517 to Ariel Distributors. Of this amount, $17,717 was used to pay broker-dealers for their distribution and maintenance services and $13,800 was used for advertising, shareholder account maintenance, printing and related costs.

     In connection with the exchange privilege with respect to the SSgA Money Market Fund, the Distributor, Ariel Distributors, Inc., acts as a shareholder servicing agent. For its services, the Distributor receives a fee from each such fund at the rate of 0.25% of the average net assets of each account in such funds established through the use of the exchange privilege pursuant to a Rule 12b-1 distribution plan adopted by the SSgA Money Market Fund.

     The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan (the "Independent Trustees"). The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

     The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

     The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and
(ii) the vote of a majority of the entire Board of Trustees.

     Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

     The Funds have authorized certain Qualified Dealers to accept on their behalf purchase and redemption orders. Such Dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized Dealer or such Dealer's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by an authorized Dealer or such Dealer's designee.

                          TRANSFER AGENT AND CUSTODIAN

     State Street Bank and Trust Company ("State Street") has been retained by the Trust to act as transfer agent, custodian, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; keeping custody of all of the Funds' investments; and preparing and distributing quarterly statements to shareholders regarding their accounts.

                             PORTFOLIO TRANSACTIONS

     Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Adviser and, where appropriate, the Sub-Advisers, under the direction and supervision of the Trust's Board of Trustees.

     For Ariel Stock Fund transactions, the Trust seeks to obtain the best price and most favorable execution and selects broker-dealers on the basis of their professional capability and the value and quality of their services. Broker-dealers that provide the Trust with statistical, research, or other information and services may be selected. Such broker-dealers may receive compensation for executing portfolio transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions, if the Adviser and, if applicable, the Sub-Advisers, determine in good faith that such compensation is reasonable in relation to the value of the information and services provided. Research services furnished by investment firms may be utilized by the Adviser and the Sub-Advisers in connection with their investment services for other accounts; likewise, research services provided by investment firms used for other accounts may be utilized by the Adviser and Sub-Advisers in performing their services for the Trust. Although any statistical, research, or other information or services provided by broker-dealers may be useful to the Adviser and Sub-Advisers, its dollar value is generally indeterminable and its availability or receipt does not materially reduce the Adviser and the Sub-Advisers' respective normal research activities or expenses.

     Research information received from broker-dealers covers a wide range of topics, including the economic outlook, the political environment, demographic and social trends, and individual company and industry analysis. In accordance with certain brokerage arrangements, brokers may furnish, for example, proprietary or third-party research reports, supplemental performance reports, statistical analyses, computer services used for research and portfolio analysis, and other valuable research information. In addition, the Adviser may receive certain brokerage and research products and services that provide both research and non-research ("mixed-use") benefits - for example, computer services that are used for both portfolio analysis and account administration. In these instances only research portions are attributed to brokerage commissions and the non-research portion will be paid in cash by the Adviser.

     The Adviser and the Sub-Advisers may also execute Fund transactions with or through broker-dealers who have sold shares of the Funds. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.

     Lincoln Fixed Income is responsible for the placement of portfolio transactions for the Premier Growth Fund and Lincoln Equity is responsible for the placement of portfolio transactions for the Premier Bond Fund. Generally, Lincoln Fixed Income manages the Premier Bond Fund without regard to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to their management of the Premier Bond Fund and Premier Growth Fund's respective portfolios, the Sub-Advisers also act as investment advisers to various private accounts. There may be times when an investment decision may be made to purchase or sell the same security for either the Premier Bond Fund or Premier Growth Fund and one or more clients of the Sub-Advisers. In those circumstances, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect a Fund but that Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

     The aggregate amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund during fiscal years 2000, 2001 and 2002 were $771,440, $1,432,135 and $3,064,450, respectively. The aggregate dollar amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund has increased materially over the past three years principally because of the dramatic increase in fund assets over the past three years. Increased inflows into both funds increased the number of shares issued and raised the level of assets of both funds invested in equities. Brokerage commissions increased due to the greater number of equity securities being traded in both funds, even though the portfolio turnover rates in both funds decreased over the past three fiscal years. Of the total aggregate amount of brokerage commissions paid by Ariel Fund and Ariel Appreciate Fund during fiscal year 2002, 55% was paid to brokers who provided research services to the Adviser. The aggregate amount of brokerage commissions paid by the Premier Growth Fund for the period February 1, 2002 (date of inception) to September 30, 2002 was $40,165. No brokerage commissions were paid by the Premier Bond Fund during fiscal years 2000, 2001 and 2002.

                              INDEPENDENT AUDITORS

     The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                                    TRUSTEES

     Ariel Mutual Funds operates under the supervision of a Board of Trustees responsible to each Fund's shareholders. The following table lists the Board of Trustees of the Trust. The Board of Trustees supervises the business and management of the Trust and approves all significant agreements between the Funds and the Trust.

     For purposes of their service as Trustees to the Ariel Mutual Funds, the business address for each of the Trustees is: 200 E. RANDOLPH DRIVE, SUITE 2900, CHICAGO, ILLINOIS 60601. Each Trustee serves until his or her retirement, resignation, death, removal or mental or physical incapacity.

                                                  TERM OF                                             NO. OF PORTFOLIOS
                                POSITION(S)       OFFICE AND                                          IN FUND COMPLEX
NAME                            HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(age)                           FUNDS             TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

BERT N. MITCHELL                Chairman of       Trustee           Chairman and CEO of Mitchell               4
(64)                            the Board         since 1986;       & Titus L.L.P. (certified
                                and Trustee       Chairman          public accounting firm)
                                                  since 1995

OTHER DIRECTORSHIPS: DIRECTOR, BJ'S WHOLESALE CLUB, INC.


                                       41

                                                  TERM OF                                             NO. OF PORTFOLIOS
                                POSITION(S)       OFFICE AND                                          IN FUND COMPLEX
NAME                            HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(age)                           FUNDS             TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
MARIO L. BAEZA                  Trustee           since 1991        Chairman and Chief Executive               4
(52)                                                                Officer of TCW/Latin America
                                                                    Partners, L.L.C. (a venture
                                                                    capital firm); formerly,
                                                                    President of Wasserstein
                                                                    Perella International
                                                                    Limited, and Managing
                                                                    Director and Chief Executive
                                                                    Officer, Americas Division,
                                                                    Wasserstein Perella & Co.,
                                                                    Inc. (investment bankers)

OTHER DIRECTORSHIPS: NONE

JAMES W. COMPTON                Trustee           since 1997        President and Chief                        4
(64)                                                                Executive Officer of Chicago
                                                                    Urban League

OTHER DIRECTORSHIPS: DIRECTOR, THE FIELD MUSEUM; DIRECTOR, DEPAUL UNIVERSITY

WILLIAM C. DIETRICH             Trustee           since 1986        Co-Executive Director and                  4
(53)                                                                Senior Program Staff Member,
                                                                    Shalem Institute for
                                                                    Spiritual Formation, Inc.
                                                                    (ecumenical educational
                                                                    institute in contemplative
                                                                    living), June 2001 to present;
                                                                    Independent financial
                                                                    consultant, May 2000 to
                                                                    June 2001; Director of
                                                                    Finance & Administration
                                                                    of Streamline.com, Inc.-
                                                                    Washington Division and
                                                                    Vice President, Division
                                                                    Controller of Streamline
                                                                    Mid-Atlantic, Inc.
                                                                    (computerized shopping
                                                                    service), February 1997 to
                                                                    May 2000

OTHER DIRECTORSHIPS: NONE

                                       42

                                                  TERM OF                                             NO. OF PORTFOLIOS
                                POSITION(S)       OFFICE AND                                          IN FUND COMPLEX
NAME                            HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(age)                           FUNDS             TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
ROYCE N. FLIPPIN, JR.           Trustee           since 1986        President of Flippin                       4
(68)                                                                Associates (a consulting
                                                                    organization); formerly,
                                                                    Director of Program
                                                                    Advancement, Massachusetts
                                                                    Institute of Technology, and
                                                                    Director of Athletics,
                                                                    Physical Education and
                                                                    Recreation, MIT

OTHER DIRECTORSHIPS: DIRECTOR, EDUCATIONAL VIDEO CONFERENCING; VICE CHAIRMAN, THORIUM POWER; EXECUTIVE COMMITTEE MEMBER
AND SENIOR MANAGING DIRECTOR, UNIVERSAL GENESIS

JOHN G. GUFFEY, JR.             Trustee           since 1986        Treasurer and Director of                  4
(54)                                                                Silby, Guffey and Co., Inc.
                                                                    (a venture capital firm);
                                                                    Director, Calvert Social
                                                                    Investment Foundation

OTHER DIRECTORSHIPS: FINANCIAL CONSULTANT TO VARIOUS ORGANIZATIONS;
TRUSTEE/DIRECTOR OF EACH OF THE INVESTMENT COMPANIES IN THE CALVERT GROUP OF
FUNDS, EXCEPT FOR ACACIA CAPITAL CORPORATION AND CALVERT WORLD FUND

CHRISTOPHER G. KENNEDY             Trustee        since 1995        President, Merchandise Mart                4
(39)                                                                Properties, Inc. (a real
                                                                    estate management firm), and
                                                                    its subsidiaries; Executive
                                                                    Officer of Vornado Realty Trust
                                                                    (a publicly traded real
                                                                    estate investment trust)

OTHER DIRECTORSHIPS: DIRECTOR, INTERFACE FLOOR COVERING COMPANY; DIRECTOR, CANTILEVER TECHNOLOGIES; DIRECTOR, HEARTLAND
ALLIANCE; DIRECTOR, REHABILITATION INSTITUTE OF CHICAGO; DIRECTOR, CENTER FOR DISABILITY & ELDER LAW; GOVERNING BOARD
MEMBER, ILLINOIS COUNCIL ON ECONOMIC EDUCATION

INSIDE TRUSTEES*:

JOHN W. ROGERS, JR.             Trustee           1986-1993;        Chairman, Founder and Chief                4
(44)                                              since 2000        Executive Officer of Ariel
                                                                    Capital Management, Inc.;
                                                                    Portfolio Manager of the
                                                                    Ariel Fund and Ariel
                                                                    Appreciation Fund

OTHER DIRECTORSHIPS: CHAIRMAN, CHICAGO URBAN LEAGUE; TRUSTEE, JOHN S. AND JAMES L. KNIGHT FOUNDATION; DIRECTOR, BANK ONE
CORPORATION; DIRECTOR, AON CORPORATION; DIRECTOR, MCDONALD'S CORPORATION; DIRECTOR, GATX CORPORATION; DIRECTOR, EXELON
CORPORATION; ADVISORY BOARD MEMBER, PEB FINANCIAL; ADVISORY BOARD MEMBER, SB PARTNERS


                                       43


                                                  TERM OF                                             NO. OF PORTFOLIOS
                                POSITION(S)       OFFICE AND                                          IN FUND COMPLEX
NAME                            HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(age)                           FUNDS             TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
MELLODY L. HOBSON               Trustee and       Trustee           President of Ariel Capital                 4
(33)                            President         since 1993;       Management, Inc.
                                                  President
                                                  since 2002

OTHER DIRECTORSHIPS: DIRECTOR/TRUSTEE OF THE FOLLOWING ORGANIZATIONS:  ALAINE LOCKE CHARTER SCHOOL, CHICAGO PUBLIC
EDUCATION FUND, CHICAGO PUBLIC LIBRARY, CHICAGO PUBLIC LIBRARY FOUNDATION, DELOITTE & TOUCHE WOMEN'S COUNCIL, DO
SOMETHING, THE FIELD MUSEUM, JUVENILE DIABETES FOUNDATION, ST. IGNATIUS COLLEGE PREPARATORY, WORLD BUSINESS CHICAGO,
YMCA OF METROPOLITAN CHICAGO, TELLABS, INC. AND PRINCETON UNIVERSITY

MERRILLYN J. KOSIER             Trustee and       Trustee           Executive Vice President and               4
(43)                            Vice              since 2003;       Director of Mutual Fund
                                President         Vice              Marketing of Ariel Capital
                                                  President         Management, Inc.  Prior to
                                                  since 1999        1999, served as Senior Vice
                                                                    President of Marketing and
                                                                    Shareholder Services of
                                                                    Wanger Asset Management, the
                                                                    investment adviser to the
                                                                    Acorn Funds

OTHER DIRECTORSHIPS: NONE


* John W. Rogers, Jr., Mellody Hobson and Merrillyn Kosier are officers and shareholders of the Adviser and are therefore deemed to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.

                              COMPENSATION SCHEDULE

     During the fiscal year ended September 30, 2002, compensation paid by the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Bond Fund and Ariel Premier Growth Fund to the Trustees not affiliated with the Adviser was as follows:

                                                                                                      AGGREGATE
                                                                                                    COMPENSATION
                                                                                    ARIEL             FROM FUND
                                                 ARIEL             ARIEL           PREMIER          AND FUNDS IN
                                ARIEL        APPRECIATION         PREMIER          GROWTH           COMPLEX PAID
        NAME                    FUND             FUND            BOND FUND          FUND           TO TRUSTEES(1)
Mario L. Baeza                 $6,667           $6,667             $6,667          $3,500             $23,500
James Compton                  $8,167           $8,167             $8,167          $3,750             $28,250
William C. Dietrich            $7,667           $7,667             $7,667          $3,750             $26,750
Royce N. Flippin, Jr.          $7,333           $7,333             $7,333          $3,500             $25,500
John G. Guffey, Jr.            $5,583           $5,583             $5,583          $2,750             $19,500
Christopher G. Kennedy         $6,917           $6,917             $6,917          $2,750             $23,500
Bert N. Mitchell               $8,208           $8,208             $8,208          $4,000             $28,625

(1)  The Funds did not pay compensation to Trustees affiliated with the Adviser.

     No pension or retirement plan benefits are accrued as part of the Trust's expenses. Each Trustee may elect, on a voluntary basis, to defer all or 50% of his or her fees through a deferred compensation plan in effect for the Trust. The Trust also reimburses certain expenses of the Independent Trustees.

     Amounts may be deferred by Independent Trustees under a non-qualified deferred compensation plan last amended in May 2000. Each Trustee's deferred amounts accumulate at an earnings rate determined by the total return of either Ariel Fund, Ariel Appreciation Fund or Ariel Premier Bond Fund as designated by such Trustee, which designations may be changed by such Trustee no more frequently than quarterly. Each Trustee may defer amounts under the plan for a specified number of whole years, which number of whole years must be greater than two, provided that the period of deferral may not extend beyond the date on which the Trustee ceases to be a member of the Board of Trustees. Each Trustee chooses whether to be paid under the plan in a lump sum or in annual or quarterly installments over five years. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Trust until paid to the Trustees. As of September 30, 2002, no Trustee had elected to defer compensation under the plan, and no deferred compensation had been accrued by the Trust.

                                    OFFICERS

     Ariel Funds officers (including some interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including Ariel Capital Management, Inc. (the Adviser) and Ariel Distributors, Inc. (the principal underwriter). The descriptions for Mellody Hobson and Merrillyn Kosier can be found under the heading "Trustees." The Ariel Funds do not pay salaries to any of their officers. Each of the Ariel Funds' officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity. The business address for each of the officers is: 200 E. RANDOLPH DRIVE, SUITE 2900, CHICAGO, ILLINOIS 60601.


                                                  TERM OF                                             NO. OF PORTFOLIOS
                                POSITION(S)       OFFICE AND                                          IN FUND COMPLEX
NAME                            HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(age)                           FUNDS             TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
JAMES W. ATKINSON               Vice              since 1995        Executive Vice President and               4
(52)                            President                           Chief Financial &
                                and Treasurer                       Administrative Officer of
                                                                    Ariel Capital Management,
                                                                    Inc.

OTHER DIRECTORSHIPS: DIRECTOR, LA RABIDA CHILDREN'S HOSPITAL AND LA RABIDA CHILDREN'S FOUNDATION; DIRECTOR, FINANCIAL
EXECUTIVES INTERNATIONAL CHICAGO CHAPTER


                                       45


                                                  TERM OF                                             NO. OF PORTFOLIOS
                                POSITION(S)       OFFICE AND                                          IN FUND COMPLEX
NAME                            HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(age)                           FUNDS             TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
ROGER P. SCHMITT                Vice              since 1992        Chief Information Officer of               4
(45)                            President,                          Ariel Capital Management,
                                Assistant                           Inc.
                                Secretary
                                and
                                Assistant
                                Treasurer

OTHER DIRECTORSHIPS: NONE

SHELDON R. STEIN                Vice              since 2002        Vice President, General                    4
(74)                            President                           Counsel of Ariel Capital
                                                                    Management, Inc.; Of Counsel
                                                                    Member, D'Ancona & Pflaum
                                                                    LLC (law firm) since 2001;
                                                                    Prior to 2001, Partner,
                                                                    D'Ancona & Pflaum LLC

OTHER DIRECTORSHIPS: NONE

ROXANNE WARD                    Vice              since 1999        Vice President and Secretary               4
(48)                            President                           of Ariel Capital Management,
                                and Secretary                       Inc.  Prior to 1999, served
                                                                    as First Assistant General
                                                                    Counsel/Board Liaison of the
                                                                    Chicago Park District

OTHER DIRECTORSHIPS: NONE


                  STANDING COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE. The Ariel Funds have an Audit Committee, which is comprised entirely of independent Trustees (William C. Dietrich, Chair; Mario L. Baeza; James W. Compton; Royce N. Flippin, Jr.; John G. Guffey, Jr.; Christopher G. Kennedy; and Bert N. Mitchell). The Audit Committee oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of Ariel Mutual Funds' financial statements and the independent audits thereof. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during calendar year 2002.

EXECUTIVE COMMITTEE. The Executive Committee, which includes Bert N. Mitchell, Chair, William C. Dietrich and Mellody L. Hobson, meets between meetings of the Boards as necessary and is authorized to exercise all of the Board's powers. The Executive Committee met four times during calendar year 2002. All meetings were conducted by telephone.

GOVERNANCE COMMITTEE. The Ariel Funds have a Governance Committee, which is comprised entirely of independent Trustees (James W. Compton, Chair; Mario L. Baeza; and Royce N. Flippin, Jr.). The Governance Committee oversees the independence and effective functioning of the Board of Trustees and monitors good practices for mutual fund boards. The Governance Committee normally meets twice a year and, if necessary, more frequently. The Governance Committee met twice during calendar year 2002.

                             TRUSTEES' FUND HOLDINGS

     As of December 31, 2002, the Trustees had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

                                                                                                  ARIEL
                                                         ARIEL              ARIEL               PREMIER               TOTAL
                                                      APPRECIATION          PREMIER              GROWTH            INVESTED IN
          NAME(1)                 ARIEL FUND              FUND             BOND FUND              FUND              ALL FUNDS*
INDEPENDENT TRUSTEES:
Mario L. Baeza                       None                 None                None                None                 None
James Compton                  $50,001-100,000      $50,001-100,000           None                None            over $100,000
William C. Dietrich            $50,001-100,000            None                None                None           $50,001-100,000
Royce N. Flippin, Jr.           $10,001-50,000         $1-10,000              None                None            $10,001-50,000
John G. Guffey, Jr.             $10,001-50,000      $50,001-100,000         $1-10,000          $1-10,000          over $100,000
Christopher G. Kennedy          $10,001-50,000       $10,001-50,000      $10,001-50,000           None           $50,001-100,000
Bert N. Mitchell                $10,001-50,000            None                None                None            $10,001-50,000

INSIDE TRUSTEES:
John W. Rogers, Jr.             over $100,000       $50,001-100,000           None          $50,001-100,000       over $100,000
Mellody L. Hobson              $50,001-100,000      $50,001-100,000           None             $1-10,000          over $100,000
Merrillyn J. Kosier (1)              N/A                  N/A                  N/A                N/A                  N/A

* Total invested in all Funds is the aggregate dollar range of investments in all four funds overseen by each individual Trustee and managed by the Adviser.

(1) Merrillyn Kosier did not serve as a trustee of the Trust during 2002 (she was elected as a trustee March 3, 2003).

               INDEPENDENT TRUSTEES' AFFILIATIONS AND TRANSACTIONS

     None of the independent Trustees (or their immediate family members) own any securities issued by the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. John W. Rogers, Jr. and Mellody L. Hobson are considered inside Trustees.

     None of the independent Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the independent Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Ariel Investment Trust, any series of the Ariel Funds, an officer of the Ariel Funds, or the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the independent Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party:
Ariel Investment Trust, any series of the Ariel Funds, an officer of the Ariel Funds, or the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the officers of the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Trustee (or their immediate family members) served as an officer.

                            SIGNIFICANT SHAREHOLDERS

     The following tables list the holders of record of five percent or more of the outstanding shares of the Ariel Fund, Ariel Appreciation Fund and both classes of the Ariel Premier Bond Fund and Ariel Premier Growth Fund as of January 8, 2003:

ARIEL FUND (520)

NAME AND ADDRESS                        NUMBER OF SHARES OWNED        % OF OUTSTANDING SHARES
Charles Schwab & Co. Inc.                   5,844,641.763                        17%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA  94101-4122

VALIC Separate Account A                    4,543,601.219                        13%
Attn: Chris Bauman
2919 Allen Parkway, #L7-01
Houston, TX 77019-2142

National Financial Services Corp.           3,361,638.751                         9%
Attn: Mutual Funds Department
One World Financial Center
200 Liberty Street, Fifth Floor
New York, NY 10281-1003

Fidelity Investments Institutional          2,989,715.567                         8%
Operations Co., Inc. (FIIOC)


                                       48

100 Magellan Way
Covington, KY 41015-1999

Illinois State Employees Deferred           1,948,508.672                         5%
Compensation
200 W. Washington
Springfield, IL 62706-0001

Merrill Lynch Pierce Fenner & Smith         1,795,941.389                         5%
Attn: Fund Administration
4800 Deer Lake Drive East
Third Floor
Jacksonville, FL 32246-6484

ARIEL APPRECIATION FUND (521)

NAME AND ADDRESS                        NUMBER OF SHARES OWNED        % OF OUTSTANDING SHARES
Charles Schwab & Co. Inc.                   8,904,988.850                        19%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94101-4122

VALIC Separate Account A                    6,155,783.978                        13%
Attn: Chris Bauman
2919 Allen Parkway, #L7-01
Houston, TX 77019-2142

Fidelity Investments Institutional          5,336,995.823                        11%
Operations Co., Inc.
100 Magellan Way
Covington, KY 41015-1999

National Financial Services Corp.           4,761,419.723                        10%
Attn: Mutual Funds Department
One World Financial Center
200 Liberty Street, Fifth Floor
New York, NY 10281-1003

ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS (523)

NAME AND ADDRESS                        NUMBER OF SHARES OWNED        % OF OUTSTANDING SHARES
Bank One Trust Co Cust                      9,914,453.576                        51%
City of Chicago
P.O. Box 160
Westerville, OH 43086-0160

Comerica Bank                               2,990,049.647                        15%
Cust IBEW Local 9 & Outside
Contractors Pension Plan
High Point Plaza Office Ctr.
4415 Harrison St., Ste 330


                                       49

Hillside, IL 60162-1905

Putnam Fiduciary Trust Co.                  3,032,368.256                        15%
IBEW Local 134 Joint Pension Trust
Attn: DCPA Doug Denigris
P.O. Box 9740
Providence, RI 02940-9740

LaSalle National Bank Cust                  1,438,335.686                         7%
FBO Chicagoland Race Meet Operators
P.O. Box 1443
Chicago, IL 60690-1443

ARIEL PREMIER BOND FUND, INVESTOR CLASS (524)

NAME AND ADDRESS                        NUMBER OF SHARES OWNED        % OF OUTSTANDING SHARES
Fidelity Investments Institutional            715,311.410                        31%
Operations Co., Inc.
100 Magellan Way
Covington, KY 41015-1999

Merrill Lynch Pierce Fenner & Smith           281,488.631                        12%
Attn: Fund Administration
4800 Deer Lake Drive East
Third Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.                     161,094.811                         7%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

ARIEL PREMIER GROWTH FUND, INVESTOR CLASS (526)

NAME AND ADDRESS                        NUMBER OF SHARES OWNED        % OF OUTSTANDING SHARES
Invesco Trust Company TTEE C/F                311,803.919                        25%
FBO Lincoln Capital Management
  Co. Profit Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779

Ariel Capital Management, Inc.                103,223.660                         8%
Employees Profit Sharing Plan
200 E. Randolph St., Suite 2900
Chicago, IL 60601-6436


ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS (527)

NAME AND ADDRESS                        NUMBER OF SHARES OWNED        % OF OUTSTANDING SHARES

                                       50

David M. Fowler                               500,000.000                        99%
1427 Blackheath Lane
Riverwoods, IL 60015-1707

MANAGEMENT OWNERSHIP. As of January 1, 2003, the directors and officers of the Ariel Mutual Funds as a group owned less than 1% of the Ariel Fund, less than 1% of the Ariel Appreciation Fund, less than 1% of the Ariel Premier Bond Fund - Investor Class shares, less than 1% of the Ariel Premier Bond Fund - Institutional Class shares, less than 1% of the Ariel Premier Growth Fund - Investor Class shares (not including the shares held by the Ariel Capital Management, Inc. Employees Profit Sharing Plan, described above) and less than 1% of the Ariel Premier Growth Fund - Institutional Class shares.

                                    APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

The following is a description of Fitch IBCA, Duff & Phelps investment grade credit ratings:

AAA: HIGHEST CREDIT QUALITY. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: VERY HIGH CREDIT QUALITY. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: HIGH CREDIT QUALITY. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: GOOD CREDIT QUALITY. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following is a description of Fitch IBCA, Duff & Phelps short-term credit ratings:

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.